EXHIBIT 10.41


                          COMPONENT PURCHASE AGREEMENT



By and between: Thomson Consumer Electronics, Inc., a company organized under the laws of Delaware with a principle place of business at 10330 North Meridian Street, Indianapolis, Indiana 46290, hereinafter referred to as "Buyer;" and NUWAVE Technologies, Inc., a company organized under the laws of Delaware and having offices at One Passaic Avenue, Fairfield, New Jersey 07004, hereinafter referred to as "Seller."

WHEREAS Seller has offered to sell its Application Specific Integrated Circuit Chip ("ASIC") Video Processor integrated circuit under software control for video enhancement;

WHEREAS Seller also wishes to sell SOFSETS(TM) video signal processing firmware applicable; and

WHEREAS Buyer wishes to purchase such ASICS and SOFSETS from Seller for inclusion in its [*] under certain terms and conditions, as specified in this Agreement; and

WHEREAS Seller and Buyer entered into a Letter of Intent signed by the parties on November 12, 1997, and hereby wish to set forth the terms and conditions under which ASICS and SOFSETS will be sold by Seller and purchased by Buyer;

NOW THEREFORE in consideration of the above, the parties agree to the following terms and conditions:

1.       QUANTITY

1.1. This Agreement is based upon an anticipated procurement of those ASICS and SOFSETS described in Schedule 1 (hereinafter "Products"). The estimated quantity to be purchased is described in the same schedule.

1.2. The quantities mentioned above and any schedules supplied by Buyer are for planning purposes only and may vary due to changing economic and commercial conditions. Buyer's obligation under this Agreement is limited to those Products ordered as provided in Article 2, entitled "ORDERING", and Seller shall deliver accordingly.

1.3      In  addition,   due  to  Buyer's   short  range   production   schedule
         fluctuations, quantities required to be delivered by Seller for any given time period may vary

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NOTE:  Anywhere  in  this  document  where  there  is  a  "[*]"  indicates  that information has been omitted and filed separately with the SEC pursuant to a request for confidential treatment.

         considerably from the average quantity which Seller may have expected to deliver over that period, taking into account the duration of the Agreement and the total estimated quantities indicated. Accordingly, Seller agrees to ship at the monthly minimum capacity rate quoted by Seller for Buyer, so long as notification of the need for such shipments and order coverage is given by Buyer within the lead time for new orders as specified in this Agreement.

2.       ORDERING

2.1. This Agreement, including the Schedules attached hereto, sets forth the terms and conditions which shall govern the transactions related to the purchasing of Products between the parties. Purchase orders, which shall be considered firm orders after having been accepted by Seller as defined below, shall be issued by the Buyer to Seller from time to time during the term of this Agreement, as Buyer's needs arise. Seller shall ship and bill the Buyer location as indicated on each individual purchase order.

2.2. In addition, other Buyer [*], including subsidiaries and/or affiliates ("ordering entity") may submit purchase orders directly to Seller for Product, and Seller, shall supply same to the ordering entity pursuant to the terms and conditions of this Agreement. Buyer shall provide a list of such ordering entities, as Schedule 1A. Buyer shall be liable for payment on any orders of Product for the ordering entities.

2.3. All purchase orders shall indicate the Products to be purchased and their quantities and prices. Purchase Orders shall also indicate the date of delivery.

2.4. Seller shall return to Buyer one copy, signed by Seller, of Buyer's open order, if Buyer so requests. Such signed return of the Buyer's order shall mean acceptance of the order by the Seller. If Seller objects to any of the terms included in an ordering entity's purchase order, it shall make such objection in writing within five (5) business days upon receipt. Otherwise, the terms of the purchase order shall be deemed accepted.

3.       DELIVERY

3.1. Terms of delivery for each location appear in Schedule 2. Lead time and cancellation liability are specified in Schedule 1.

3.2. "Lead Time" is defined as the time between the date the Seller receives a purchase order and the date the Products are delivered to the named delivery point. Delivery terms shall be defined by the Uniform Commercial Code.

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

3.3. Buyer will periodically provide a delivery schedule reflecting, by time period, shipping quantities required for each part number to support manufacturing schedules.

3.4. Should the Products be delivered at least fifteen (15) days ahead of Schedule, Buyer may make payment based on the agreed upon delivery date or as otherwise expressly agreed between the Parties in writing. In the event Products are delivered more than fifteen (15) days behind the agreed upon delivery date, Seller shall enter into good-faith negotiations with Buyer, if requested, to come to an agreement concerning allocation of any additional costs incurred by Buyer as a result of such delay. The above remedies are without prejudice to any of Buyer's other rights.

3.5. Additionally, in the event of any delay which exceeds fifteen (15) days and which is not attributable to Buyer, nor to an event of force majeure as defined in Article 10.9 below, Buyer may, at its option:

         (i) Modify the means of transport used in order to minimize the delay; Seller shall bear all additional costs resulting from this change.

         (ii) If the delay has put the validity of the established schedules into question, Buyer may cancel any order, in whole or in part, to be deducted from the total volume commitment, with no increase on Product price or penalty due.

3.6. Seller shall ensure that the destination of Products, forwarding agent, shipping line and destination of documents conform exactly to the instructions received.

4.       EXCLUSIVITY

4.1 For the term of this Agreement, provided that Buyer purchases those quantities set forth in Article 4.2 herein, Seller agrees that it shall not sell Products to any third party for use in the [*] to be sold in the U.S. and Canada.

4.2 For the purpose of determining exclusivity, the parties agree that the following quantities shall be applicable: 50,000 units of Products purchased by Buyer in the first 12-month period from full-scale production (Year One); 150,000 units of Product purchased by Buyer in the following 12-month (Year Two) or 200,000 units of Product in the 24-month period from first shipment, regardless of yearly break-down; and 250,000 units of Products in the next 12-month period (Year Three).

4.3 If, after the expiration of Year Two, Buyer has not purchased at least seventy-five percent (75%) of the above-mentioned quantities of Product (or one hundred

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

         fifty thousand (150,000) units of Product) for reasons other than Seller's failure to meet schedules or maintain quality, then Seller shall have the right to sell Products to other companies for use in HTIB. Seller's sole remedy in the event Buyer fails to make such purchases is the right to sell Products to other companies for use in HTIB within the U.S. and Canada, and Buyer shall have no liability to Seller for failure to purchase such quantities.

5.       PRICING / PAYMENTS

5.1. Seller shall provide all Products as specified in this Agreement and ordered by Buyer at the prices set forth in Schedule 1, and as such Schedule shall be updated at least on a yearly basis as provided herein.

5.2. Should Seller, at any time during the term of this Agreement, sell substantially similar or equivalent products to third parties, in similar quantities, for the types of uses contemplated herein, at prices lower than those granted to Buyer under this Agreement, then Seller shall immediately lower the prices of Products sold to Buyer hereunder, so that Product prices match the prices granted to said third party. If Seller is unable or unwilling to match said prices, then Buyer shall have the right to terminate this Agreement with fifteen (15) days notice, and with no liability whatsoever due Seller except for Products delivered and accepted.

5.3 Furthermore, Seller's prices should not be higher than reasonable competitive prices Buyer would have to pay for like products from other approved Buyers' suppliers for like quantities. If Seller's prices or services are not competitive with those offered by other qualified suppliers, Buyer may terminate this Agreement with fifteen (15) days notice in whole or in part without liability, provided, however, that Seller is first given an opportunity to meet such competitive prices or services.

5.4      Invoicing  procedures  and any  applicable  discounts  are set forth in
         Schedule 2.

5.5 To the extent that other Buyer ordering entities place purchase orders under this Agreement, or enter into their own agreement, Seller agrees to reduce Buyer's price for Product accordingly.

6.       QUALITY - GUARANTEE

6.1. Buyer's specifications entitled "Thomson Consumer Electronics Quality, Reliability and Safety Manual (QRSM)" reference #15065980 concerning quality and reliability for Products and packaging shall be considered a part of this Agreement and shall apply to all purchase orders issued by Buyer to Seller. The QRSM, which includes Buyer's specifications and reject procedure, is set forth in Schedule 3. Seller hereby warrants to Buyer that all Products purchased under this Agreement shall meet the stipulated quality levels.

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

6.2 The Parties shall agree in writing to applicable specifications ("Specifications"). Seller warrants that its Products shall conform to Specifications for a period of twelve (12) months from delivery. Should Products not meet "Quality - Guarantee" provisions as set forth above, Buyer shall notify Seller, providing information concerning the defect(s). Unless such defect is determined to be the result of a specification, drawing, or modification, provided by Buyer, then Seller shall (a) repair or replace defective Products or credit Buyer at Buyer's option, and (b) reimburse Buyer's documented expenses related to such defective Product, including labor, materials and shipping expenses. This warranty shall not apply if Products have been abused or misused by Buyer.

7.       TERM/TERMINATION

7.1. This Agreement shall become effective as of January 1, 1998 and shall remain in force for a period of thirty-six (36) months following the date of first shipment of product, unless otherwise terminated as provided below. Upon conclusion of negotiations of this Agreement, Buyer may immediately issue purchase orders for Products required during the new Agreement term.

7.2. In the event the Products do not meet the Specifications, or in the event Seller does not meet schedules or for other material breach of this Agreement, except when excused by an event of force majeure, Buyer has the right to unilaterally terminate this Agreement without cost, except as regards Products delivered and accepted, provided, however, that Buyer first provides Seller of notice of the problem and Seller does not remedy to Buyer's satisfaction within a thirty (30) day period from said notice.

7.3. Either party may immediately terminate this Agreement and any accepted purchase orders by giving notice to the other party in the event that:

         (i) the other party is adjudicated bankrupt, becomes insolvent or makes a general assignment for the benefit of creditors;

         (ii) a petition shall be filed against the other party under a bankruptcy law, a corporate reorganization law, or any other law for the relief of debtors or similar law analogous in purpose or effect;

         (iii) the other party (and/or its affiliates/subsidiaries) enters dissolution or liquidation proceedings.

7.4 Should Buyer terminate this Agreement or cancel all or any portion of a purchase order, for reasons other than Seller's failure to meet its obligations, Seller must make reasonable efforts to mitigate Buyer's obligations and Seller's damages. In such event, if finished Products cannot be applied to any other

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         purchase order then open, or used for other customers of Seller,  Buyer shall be liable for all finished Products attributable to Buyer's purchase orders in Seller's inventory, and/or in transit to Buyer, for a period specified in Schedule 1, as defined by the delivery schedule sent by Buyer which is ======== in effect at the time of decision to terminate. Buyer shall have no liability for raw materials or work in progress. Buyer shall have no other liability to Seller, and in particular Buyer shall not be liable for lost profits, overhead, incidental or consequential damages.

7.5. Buyer reserves the right to reduce estimated quantities or substitute new materials for those referenced in the Agreement, in the event that new materials offering a superior technological or economic advantage become available during the term of this Agreement. Seller shall be given a reasonable amount of time to match such new materials. In the event Seller cannot offer such competitive materials, Buyer may unilaterally terminate this Agreement. In such an event, Seller may ship orders that have been issued and scheduled.

8.       INTELLECTUAL PROPERTY AND CONFIDENTIALITY

8.1. Seller hereby grants Buyer a non-exclusive license to use the word and design trademarks (the "Trademarks") as set forth in Exhibit 4 which is attached hereto and incorporated by reference in this Agreement in connection with the advertising sale, marketing and other promotion of the Products. Buyer agrees to place the Trademarks on its finished goods incorporating the Products and/or external packaging for same and, at Buyer's sole discretion, may place the Trademarks in advertising and promotional materials for finished goods incorporating the Products.

         Seller shall have the right to review and approve all uses of its Trademarks by Buyer on finished goods incorporating the packaging, advertising and promotional materials. Buyer shall submit all new materials bearing the Trademarks to Seller for prior approval, which approval shall be deemed to be granted if Seller has not given notice to Buyer within 10 business days after receipt of such materials of any objections to such use of the Trademarks. If such approval is not received, Buyer will no longer be obligated to place the Trademarks on its finished goods incorporating the Products and/or packaging. Buyer acknowledges that the Trademarks are owned by Seller and all use of the Trademarks by Buyer shall inure to the benefit of Seller. This license shall terminate in the event that this Agreement is terminated for any reason and Seller shall terminate all use of the Trademarks within thirty (30) days after any such termination date.

8.2 Seller hereby agrees to indemnify and defend Buyer against all claims that the Product infringes any patent, copyright, trademark or trade secret rights of a third party and Seller shall pay all costs, damages and attorneys' fees arising from or

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         in connection  with any such claim,  provided that Buyer shall (i) give
         Seller prompt notice of any such claim; (ii) give Seller a reasonable opportunity to defend the same; and (iii) provide Seller with all reasonably necessary assistance in defending such claim upon Seller's request. In case the Products are, in any proceeding, held to infringe any such third party right(s), Seller may, at its option, terminate this Agreement. The duty to indemnify, however, will survive the termination of this contract.

         In case the Products are, in any proceeding, held to constitute infringement of any such right, Seller may, at its option:

         (i) procure for the Buyer the right to continue using the Products, or

         (ii)     replace  or  modify   the   Products   so  that  they   become
                  non-infringing, or

          (iii) refund to Buyer the cost of the relevant Product as provided for in the purchase order.

8.3. Seller further agrees to submit to personal jurisdiction in any forum in which Buyer may be sued on any claim subject to indemnification. Seller shall defend Buyer or its customers, or pay costs, damages, and attorneys' fees for any claim based upon the combination, operation, or use of Products with any programs or data supplied by Seller unless such combination, operation or use is specified by Buyer, and such infringement would have been avoided without such combination, operation, or use.

8.4. Each Party may, during the term of this Agreement disclose certain CONFIDENTIAL INFORMATION to the other Party as deemed necessary by the disclosing Party for the performance of this Agreement.

8.5 With respect to CONFIDENTIAL INFORMATION released during the term of this Agreement, each Party shall identify the confidential nature of documents it may disclose to the other Party by marking it as "CONFIDENTIAL". CONFIDENTIAL INFORMATION disclosed orally and designated by the disclosing Party as confidential at the time of disclosure shall be confirmed in writing within thirty (30) days after such disclosure and marked as "CONFIDENTIAL". The existence of this Agreement is considered confidential, and neither Party shall divulge its existence or terms thereof, without the express written consent of the other Party.

8.6 Each Party agrees that, for a period of five (5) years from the date of this Agreement, with regard to CONFIDENTIAL INFORMATION it received during the term of this Agreement, it shall use the same degree of care as it uses with respect to its own CONFIDENTIAL INFORMATION to prevent any CONFIDENTIAL INFORMATION disclosed to it by the disclosing Party from

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         being  disclosed to any third party.  Each Party further  agrees not to use such CONFIDENTIAL INFORMATION for any purposes other than those contemplated by this Agreement, unless authorized in writing by the disclosing Party. Additionally, each Party agrees to disclose such CONFIDENTIAL INFORMATION only to its employees having a need to know such CONFIDENTIAL INFORMATION.

8.7 No provisions set forth in this Article 9 will apply to any information which:

         8.7.1 is or becomes publicly known, through publication, inspection of the product, or otherwise, and through no wrongful act of the receiving Party, or

         8.7.2. is received by either Party rightfully from any third party without confidential restriction in favor of the other Party, or

         8.7.3. is known to either Party before receipt of the same from the other Party as demonstrated by documentation in its files, or

         8.7.4. is developed by either Party independently of the other Party's CONFIDENTIAL INFORMATION as demonstrated by documentation in its files provided the person or persons developing such information has had no access to the other Party's CONFIDENTIAL INFORMATION, or

         8.7.5. is approved for release by written authorization of the disclosing Party, or

         8.7.6. is disclosed pursuant to the lawful requirement or request of a Governmental agency or disclosure is permitted by operation of law, or

         8.7.7. is reasonably necessary to support a patent application, the subject of which belongs to the receiving Party and which the receiving Party discloses to an appropriate Patent Agent, Patent Office and/or Court of any country of the world in pursuance thereof, provided that such information has already been disclosed to a Patent Office by the disclosing Party.

8.8 All samples, drawings, documents, or other tangible media, including any copies thereof, delivered by one Party hereto to the other Party pursuant to this Agreement shall be and remain the property of such one Party, and shall be promptly returned to such one Party upon written request, or destroyed at such one Party's option.

8.9 Neither Party shall utilize any CONFIDENTIAL INFORMATION of the other Party in the manufacture of articles sold or offered for sale without the other Party's prior written consent.

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8.10     Nothing  contained in this Agreement  shall  constitute a commitment by either Party to the development or release of any future information or any products and/or programs, and participation in the information exchanged pursuant to this Agreement shall not constitute or imply a commitment by either Party to favor or recommend any product or service of the other Party.

9.       GENERAL INDEMNIFICATION

9.1 Seller shall at all times indemnify and hold harmless Buyer and Buyer's agents and employees, against and from every suit, claim, liability, prosecution, penalty, settlement, loss, damage, cost or other expense including reasonable counsel fees relating to or arising out of any claim for death or injury to any person or damage to property alleged to have resulted from any actual or alleged defect in or any actual or alleged unsafe feature of any Product, provided said defect or unsafe feature is not the proximate result of any act or omission to act on the part of Buyer. In case of any suits or proceedings as contemplated above, Buyer shall promptly notify Seller in writing of any such suit or proceeding and shall give information and assistance for the defense of the same, the Seller at its option, shall resist and defend such action or proceeding by reputable counsel retained at its expense or settle such action or proceeding.

9.2 Seller shall at all times indemnify and hold harmless Buyer, Buyer's agents and employees, against and from any suit, claim, penalty or other expense including counsel fees relating to or arising out of or resulting from Seller's noncompliance with law or breach of warranty as defined herein.

9.3 NEITHER PARTY SHALL HAVE ANY LIABILITY TO THE OTHER, AND IN PARTICULAR NEITHER PARTY SHALL BE LIABLE FOR LOST PROFITS, OVERHEAD, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF THE OTHER EXCEPT AS EXPRESSLY PROVIDED HEREIN. All development, pilot, tooling, and related expenses borne by a Party shall be that Party's sole responsibility.

10.      GENERAL PROVISIONS

10.1. Entire Agreement. This Agreement, combined with its Schedules 1-5 attached hereto, cancels and supersedes any previous proposals and understandings between the parties, whether written or oral on the subject matter hereof. Any terms and conditions printed on the back of the Parties standard invoices or purchase orders are expressly excluded.

10.2 Modifications. Additional conditions or modifications to the above applicable terms shall be made only with the mutual consent of the parties hereto as set forth in writing signed by a duly authorized officer of each party and expressly stating the parties' intent to amend this Agreement.

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10.3     Severability.  In case any  provision of this  Agreement  infringes any applicable law or legally enforceable rule, said law or rule shall prevail, but only to the extent necessary to comply therewith, and the infringing provision shall be null and void to that extent, while the other provisions of this Agreement shall remain in full force and effect.

10.4 Environment. Seller recognizes that Buyer has a corporate environment policy and hereby guarantees its compliance with all applicable laws for the protection of the environment. In particular, (i) it guarantees that no ozone depleting substances are used in the manufacture of Products, and (ii) it will provide Buyer with all reasonable assistance with the application of Buyer's environment policy, including, if requested by Buyer, the development of environment-friendly packaging for Products.

10.5. EDI. Should the parties agree to use Electronic Data Interchange for the operations contemplated by this agreement, the provisions of
         Schedule 5 hereto shall apply.

10.6 Assignment. Neither party shall assign its rights and obligations arising under this Agreement without the prior consent of the other, which shall not be unreasonably withheld, except that Buyer may assign its rights and obligations to a successor corporation.

10.7 Applicable Law-Jurisdiction In the event a dispute arises pursuant to this Agreement, such dispute should be resolved by negotiation. If the dispute cannot be resolved, then this Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of Indiana, without giving effect to the conflicts of laws provisions theoreof. Seller hereby agrees to submit to the jurisdiction of such courts.

10.8 Headings. The headings used throughout this Agreement are used for convenience only.

10.9 Force Majeure. Neither party shall be liable for failure to perform any of its obligations hereunder during any period in which such performance is delayed by an event of force majeure. A force majeure event is defined as an Act of God, including fire, flood, earthquakes, typhoons, etc., and government actions, war, unforeseen strikes, riots and embargoes. The Party seeking a delay in performance due to a force majeure event shall promptly notify the other Party in writing, and shall specify in detail the reasons the force majeure event shall prevent performance. Upon cessation of the force majeure event, this Agreement shall continue in full force and effect for the remainder of its term. Notwithstanding the above, if an event of force majeure lasts more than ninety (90) days, either party shall have the right to terminate this Agreement upon notice to the other.

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10.10    Notice.  Whenever  under  this  Agreement  one  party  is  required  or permitted to give notice to the other, such notice shall be deemed given when delivered in hand or three days after being sent by United States mail, registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

         In the case of Seller:             In the case of Buyer:

         Nuwave Technologies, Inc.          Thomson Consumer Electronics, Inc.
         One Passaic Avenue                 10330 North Meridian Street
         Fairfield, New Jersey  07004       Indianapolis, Indiana  46290-1024

                                            Attention:  General Business Manager
                                                        [*]

         with required copy to:             with required copy to:

         Attention:  Fredric J. Klink,      Attention:  Legal Department
                     Esquire

         Dechert Price & Rhoads             Thomson Consumer Electronics, Inc.
         30 Rockefeller Plaza               10330 North Meridian Street
         New York, NY  10112                Indianapolis, Indiana  46290-1024
         Fax: (212) 698-3599

         Either party hereto may change its address for notification purposes from time to time by giving the other party prior written notice in accordance with this Section of the new address and the date upon which it will become effective.

Signed in two originals, one for each party.

Thomson Consumer Electronics, Inc.          Supplier
                                            NUWAVE Technologies, Inc.

/s/ Timothy M. DiGoia                       /s/ Jeremiah F. O'Brien
Signature                                   Signature

Timothy M. DiGoia                           Jeremiah F. O'Brien
Typed                                       Typed

General Business Mgr. [*]                   Chief Financial Officer
Title                                       Title

12/31/97                                    12/31/97
Date                                        Date

                                   SCHEDULE 1

                              PRODUCTS AND PRICES/
                      LEAD TIMES AND CANCELLATION LIABILITY

Commodity         039

Business          [*]

Lead Time

     New Orders:       60 days          Reschedule:       None within 30 days

Cancellation Liability

Finished Goods    60 Days

                           Estimated
Part/Item No.              Qty/K               Price

NVP103                      50K               $7.10 ea.

NVP103                      150K              $7.10 ea.

NVP103                      250k              $7.10 ea.

                                   SCHEDULE 1A

                             BUYER ORDERING ENTITIES



                                       [*]

                                   SCHEDULE 2

                            AGREED TERMS OF DELIVERY


(INCLUDES MINIMUM ORDER QUANTITY PROVISIONS, IF APPLICABLE.)

Payment         Shipping          MOQ                       MOQ
 Term           Condition         Other                     TCE

 Net 45         FOB Dresden,      N/A                       N/A
                Germany

                                   SCHEDULE 3

                             QUALITY SPECIFICATIONS

1.  All Products will conform to the following:

                  AQL Major Discrepancies:                             0.04

                  AQL Minor Discrepancies:                             0.10

                  Parts per Million Quality Level                      100

2.  See also QRSM #15065980, attached

3.  See also Classification of Discrepancies

THOMSON MULTI MEDIA                                               FAMILY CODE
                                                               -----------------
                                                               |    D60000     |
                                                               -----------------

    These drawings and specifications are the property of THOMSON MULTI MEDIA and shall not be reproduced or copied, or used as the basis for the manufacture or sale of apparatus or devices without permission.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                            Engineering Change Notice -- Record
--------------------------------------------------------------------------------------------------------
           |           |                 |                      |                                      |
  Revision |   EOP     |                 |                      |                                      |
   Number  |  Number   |       Date      |       Signature      | Revision Description                 |
           |           |                 |                      |                                      |
-----------|-----------|-----------------|----------------------|--------------------------------------|
           |           |                 |                      |  PART 15065980 S/O (CHECKED &        |
     1     |   NONE    |   18 OCT 1994   |   I. J. KRATZ CEAM   |  ISSUED)                             |
-----------|-----------|-----------------|----------------------|--------------------------------------|
           |           |                 |                      |                                      |
           |           |                 |                      |  REFORMATTED & REWORDED TO AGREE     |
     2     |   NONE    |   17 MAY 1995   |   I. J. KRATZ CEAM   |  WITH CURRENT TERMINOLOGY.           |
-----------|-----------|-----------------|----------------------|--------------------------------------|
           |           |                 |                      |                                      |
           |           |                 |                      |  MIL-STD-105D REPLACED BY ANSI/ASQC  |
     3     |   NONE    |   01 AUG 1996   |    C. HACKETT CEAM   |  Z1.4 (LATEST REVISION).             |
-----------|-----------|-----------------|----------------------|--------------------------------------|
           |           |                 |                      |                                      |
           |           |                 |                      | SIMPLIFIED & REFORMATTED TO DEFINE   |
     4     |   NONE    |   22 SEP 1997   |    C. HACKETT CTI    | GLOBAL PRACTICE. SUPPLIER &          |
           |           |                 |                      | MATERIAL APPROVAL FLOW CHARTS ADDED. |
           |           |                 |    R SPENCER SQA     |                                      |
-----------|-----------|-----------------|----------------------|--------------------------------------|
           |           |                 |                      | REMOVED "PRODUCER AUDIT SUMMARY"     |
    5      |   NONE    |   23 SEP 1997   |    C. HACKETT CTI    | AND "PRODUCER CHECKLIST" FROM        |
           |           |                 |                      | SECTION 4.                           |
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 REVISION NO.                                                  |  DOCUMENT ID: |
      5                            QRSM                        |               |
PAGE NO. 1 OF                                                  |   15065980    |
     10                                                        -----------------

THOMSON MULTI MEDIA                                               FAMILY CODE
                                                               -----------------
                                                               |    D60000     |
                                                               -----------------

    These drawings and specifications are the property of THOMSON MULTI MEDIA and shall not be reproduced or copied, or used as the basis for the manufacture or sale of apparatus or devices without permission.
--------------------------------------------------------------------------------

                   QUALITY, RELIABILITY & SAFETY MANUAL (QRSM)
                   -------------------------------------------


     0.   TABLE OF CONTENTS
--------------------------------------------------------------------------------
          0. TABLE OF CONTENTS                                             2

          1. DISTRIBUTION                                                  3

          2. PURPOSE                                                       4

          3. SCOPE                                                         4

             3.1 Sellers                                                   4

             3.2 Approval Processes                                        4

          4. SELLER APPROVAL PROCESS                                       4

          5. MATERIAL APPROVAL PROCESS                                     5

             5.1 Initial Approval                                          5

             5.2 Samples                                                   5

             5.3 Temporary Approval                                        6

             5.4 Dis-Approval                                              6

             5.5 Re-Approval                                               6

             5.6  Non Conforming Material                                  6

          ATTACHMENTS:

             A. `Seller' Approval Process flow chart                       8

             B. Material Approval Process flow chart                       9

--------------------------------------------------------------------------------
 REVISION NO.                                                  |  DOCUMENT ID: |
      5                            QRSM                        |               |
PAGE NO. 2 OF                                                  |   15065980    |
     10                                                        -----------------

THOMSON MULTI MEDIA                                               FAMILY CODE
                                                               -----------------
                                                               |    D60000     |
                                                               -----------------

    These drawings and specifications are the property of THOMSON MULTI MEDIA and shall not be reproduced or copied, or used as the basis for the manufacture or sale of apparatus or devices without permission.
--------------------------------------------------------------------------------


1.   DISTRIBUTION
-----------------------------------------------------------------------------------------|
     --------|-----------------------------------------------|---------------------------|
       #     |  Function                                     |         Location          |
     --------|-----------------------------------------------|---------------------------|
       0     |  Component Technology America (Master)        |         Indianapolis      |
     --------|-----------------------------------------------|---------------------------|
       1     |  Global Sourcing                              |         Boulogne          |
     --------|-----------------------------------------------|---------------------------|
       2     |  Sourcing Europe                              |         Boulogne          |
     --------|-----------------------------------------------|---------------------------|
       3     |  Sourcing QA                                  |         Boulogne          |
     --------|-----------------------------------------------|---------------------------|
       4     |  Legal                                        |         Boulogne          |
     --------|-----------------------------------------------|---------------------------|
       5     |  Finished Goods                               |         Indianapolis      |
     --------|-----------------------------------------------|---------------------------|
       6     |  Sourcing America                             |         Indianapolis      |
     --------|-----------------------------------------------|---------------------------|
       7     |  Sourcing IPO                                 |         Indianapolis      |
     --------|-----------------------------------------------|---------------------------|
       8     |  Sourcing Control, Admin. & Systems           |         Boulogne          |
     --------|-----------------------------------------------|---------------------------|
       9     |  SBU Americas Quality                         |         Indianapolis      |
     --------|-----------------------------------------------|---------------------------|
       10    |  Component Technology America                 |         Indianapolis      |
     --------|-----------------------------------------------|---------------------------|
       11    |  Sourcing QA America                          |         TBD               |
     --------|-----------------------------------------------|---------------------------|
       12    |  Product Technology                           |         Angers            |
     --------|-----------------------------------------------|---------------------------|
       13    |  SBU Europe Quality                           |         Angers            |
     --------|-----------------------------------------------|---------------------------|
       14    |  Component Technology Europe                  |         Angers            |
     --------|-----------------------------------------------|---------------------------|
       15    |  Mechanical Parts Development                 |         Angers            |
     --------|-----------------------------------------------|---------------------------|
       16    |  Sourcing Asia                                |         Singapore         |
     --------|-----------------------------------------------|---------------------------|
       17    |  SBU A&C Quality, Logistics & Manuf. Support  |         Singapore         |
     --------|-----------------------------------------------|---------------------------|
       18    |  Component Technology Asia                    |         Singapore         |
     --------|-----------------------------------------------|---------------------------|
       19    |  Sourcing QA Asia                             |         Singapore         |
     --------|-----------------------------------------------|---------------------------|
       20    |  SBU Key Components Quality                   |         Genlis            |
     --------|-----------------------------------------------|---------------------------|
       21    |  Sourcing QA Europe                           |         Celle             |
     --------|-----------------------------------------------|---------------------------|




--------------------------------------------------------------------------------
 REVISION NO.                                                  |  DOCUMENT ID: |
      5                            QRSM                        |               |
PAGE NO. 3 OF                                                  |   15065980    |
     10                                                        -----------------

THOMSON MULTI MEDIA                                               FAMILY CODE
                                                               -----------------
                                                               |    D60000     |
                                                               -----------------

    These drawings and specifications are the property of THOMSON MULTI MEDIA and shall not be reproduced or copied, or used as the basis for the manufacture or sale of apparatus or devices without permission.
--------------------------------------------------------------------------------

     2.   PURPOSE
--------------------------------------------------------------------------------
          This document specifies the minimum requirements for material producers of THOMSON multimedia1. It details the inputs and outputs of both `Seller' and `Buyer.'

     3.   SCOPE
--------------------------------------------------------------------------------

     3.1  Sellers
          It relates to a `Seller' of electrical, electronic, electro-mechanical or mechanical components or sub assemblies. The term `Seller' relates to the business that supplies the materials.

     3.2  Approval Processes
          This covers the approval and disapproval processes for `Sellers' and materials. The approval processes apply to the manufacturer of the materials, whether controlled directly by the `Seller' or whether an independent subcontractor.

     4.   `SELLER' APPROVAL PROCESS
--------------------------------------------------------------------------------

          To be approved as a supplier to THOMSON multimedia, the `Seller' shall have:

              O Quality systems that are at least equivalent to ISO 9001 or ISO 90022 at the `Seller's' own and or their subcontractor's manufacturing location.

              O Technical, process, equipment, test, environmental, safety and capacity capabilities to meet `Buyer' commodity requirements at `Seller's own or their subcontractor's manufacturing locations.

         The `Buyer' will issue the following questionnaire, as appropriate, for the `Seller' to complete and return with requested attachments.

              O   Quality questionnaire                     15065950

         The `Buyer' shall determine the type of audit necessary to assess suitability based on the questionnaire response. The `Buyer' reserves the right to conduct an audit of the `Seller's own or subcontracted manufacturing facility, at any time, at a minimum of 12 hours notice.


-------------------
1 Throughout this document, the terms 'Seller' and 'Buyer' are used to represent the supplier and THOMSON multimedia respectively, in accordance with the Thomson Component Purchase Agreement and Thomson Purchase Order.
2 Possession of Second Party quality system approvals (major customers) and or other Third Party quality system approvals (equivalent or superior to the ISO 9000 series), will greatly assist the approval process.


--------------------------------------------------------------------------------
 REVISION NO.                                                  |  DOCUMENT ID: |
      5                            QRSM                        |               |
PAGE NO. 4 OF                                                  |   15065980    |
     10                                                        -----------------

THOMSON MULTI MEDIA                                               FAMILY CODE
                                                               -----------------
                                                               |    D60000     |
                                                               -----------------

    These drawings and specifications are the property of THOMSON MULTI MEDIA and shall not be reproduced or copied, or used as the basis for the manufacture or sale of apparatus or devices without permission.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Refer to Supplier Approval Process flow chart, attachment `A.'


     5.   MATERIAL APPROVAL PROCESS
--------------------------------------------------------------------------------

     5.1  Initial Approval

          Before being approved to supply full scale production orders, the `Seller' will provide evidence of capability to consistently meet requirements of material and component specifications and related standards. This includes technical, process, equipment, test, environmental, safety and application capabilities, using one or more of the following means, as requested by the `Buyer':

              o   samples,

              o   specification and standards correlation results,

              o   design capability data,

              o   process capability data,

              o   reliability questionnaires and data,

              o   inspection and or test results.

          Refer to Material Approval Process flow chart, attachment `B.'


     5.2  Samples
          Sample   components  or  materials   shall  be  submitted  to  THOMSON
          multimedia as defined below.

     5.2.1   Requirements
          The quantity of samples and the accompanying test data shall be as defined in the THOMSON multimedia document "Sample Requirements," 15065850.

     5.2.2   Packaging and identification
          The `Seller' is responsible for proper packaging and shipment of samples to THOMSON multimedia. Damaged samples received by THOMSON multimedia shall be the responsibility of the `Seller'. All samples shall bear clear and appropriate identification: i.e., Thomson Approval Samples, Appearance Approval Samples, etc..

--------------------------------------------------------------------------------
 REVISION NO.                                                  |  DOCUMENT ID: |
      5                            QRSM                        |               |
PAGE NO. 5 OF                                                  |   15065980    |
     10                                                        -----------------

THOMSON MULTI MEDIA                                               FAMILY CODE
                                                               -----------------
                                                               |    D60000     |
                                                               -----------------

    These drawings and specifications are the property of THOMSON MULTI MEDIA and shall not be reproduced or copied, or used as the basis for the manufacture or sale of apparatus or devices without permission.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     5.2.3  Correlation samples
          Following full Thomson Approval or Temporary Approval, the `Seller' may be required to provide samples to confirm that the correlation of measurements on critical parameters, attributes or measurement devices, are being maintained. This requirement shall be identified to the `Seller' by the `Buyer' Component Technology department.


     5.3  Temporary Approval (TA)
          Temporary approval of components or materials may be granted by Component Technology, based upon partial evaluation or sufficient evidence to demonstrate capability to meet the `Buyer' requirements. The Temporary Approval shall specify the limits of the approval for applicable `Buyer' locations, duration and maximum quantities to be purchased on this basis. Full approval will be subject to the requirements defined in section 5.1, Initial Approval.

     5.4  Dis-Approval
          Failure to comply with supplier or material approval requirements can result in Thomson Approval being reduced to Temporary Approval, or being completely rescinded, at the discretion of the `Buyer' Component Technology department, based upon:

              o   the frequency or severity of the problems experienced,

              o the responsiveness and effectiveness of `Seller' corrective and preventive actions.


     5.5  Re-Approval

          Re-Approval may be required, at the discretion of the Component Technology department, when:

              o an Engineering Change Notice is issued against an existing drawing or specification of an approved part,

              o   previous samples were rejected,

              o the `Seller' changes the process, raw materials, or the manufacturing location3,

              o approval is reduced to Temporary Approval or rescinded as defined in paragraph 5.4 above,

              o periodic samples pulled from production shipments fail to meet approval requirements,

              o   the latest approval becomes obsolete, by any other means.

     5.6  Non Conforming Material

-------------------
3    The  'Seller' is  responsible  for  notifying  the  'Buyer' in writing,  in
     sufficient  time  to  perform  re-approval,   of  all  changes  of  own  or
     subcontractor manufacturing locations and or responsibilities.

--------------------------------------------------------------------------------
 REVISION NO.                                                  |  DOCUMENT ID: |
      5                            QRSM                        |               |
PAGE NO. 6 OF                                                  |   15065980    |
     10                                                        -----------------

THOMSON MULTI MEDIA                                               FAMILY CODE
                                                               -----------------
                                                               |    D60000     |
                                                               -----------------

    These drawings and specifications are the property of THOMSON MULTI MEDIA and shall not be reproduced or copied, or used as the basis for the manufacture or sale of apparatus or devices without permission.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      5.6.1  Incoming Inspection

          The goal of the `Buyer' is to use material that has a certified status (incoming inspection not required), retaining the option to employ incoming inspection at any time, but primarily when items:

              1.  are safety critical,

              2.  have not consistently met specified requirements,

              3.  do not have proven capability to meet specified requirements.

          Inspection and sampling techniques used at incoming inspection to demonstrate compliance with specifications and drawings, shall be at the discretion of the `Buyer.'

          Any safety critical defect, wherever found, shall result in rejection of the entire lot.

      5.6.2  Process Line & Consumer Acceptance Laboratory (CAL) Defects

          The target for the `Seller' is to supply parts or materials with zero defects.

          Progress towards this objective shall be determined by `process line' reject rates and or `Customer Acceptance Laboratory' (CAL) failure rates, measured in Parts Per Million (PPM). PPM goals shall be defined annually in the Component Supplier Agreement. The `Buyer' reserves the right to return shipments of parts to the `Seller' when actual PPM levels of defectives are greater than the PPM goal.

      5.6.3 Defective Material Action

          The `Buyer' using location shall notify the `Seller' of any defective material and define in writing:

              o   the   nature   (actual   versus   specification)   and  extent
                  (proportion) of the nonconformity,

              o the proposed disposition of the material (return, scrap, sort, repair, etc.),

              o   a breakdown of costs involved where compensation is claimed.

          The `Seller' shall provide in writing to the `Buyer':

              o   analysis of the nonconformity,

              o   identification and confirmation of the root cause,

              o   action taken to correct the problem,

              o   action taken or planned to prevent recurrence,

              o   confirmation of the `Buyer' disposition,

              o   confirmation of compensation to be paid, where applicable.

--------------------------------------------------------------------------------
 REVISION NO.                                                  |  DOCUMENT ID: |
      5                            QRSM                        |               |
PAGE NO. 7 OF                                                  |   15065980    |
     10                                                        -----------------

THOMSON MULTI MEDIA                                               FAMILY CODE
                                                               -----------------
                                                               |    D60000     |
                                                               -----------------

    These drawings and specifications are the property of THOMSON MULTI MEDIA and shall not be reproduced or copied, or used as the basis for the manufacture or sale of apparatus or devices without permission.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                  Attachment `A'

                            `Seller' Approval Process

                                [OBJECT OMITTED]










--------------------------------------------------------------------------------
 REVISION NO.                                                  |  DOCUMENT ID: |
      5                            QRSM                        |               |
PAGE NO. 8 OF                                                  |   15065980    |
     10                                                        -----------------

>

THOMSON MULTI MEDIA                                               FAMILY CODE
                                                               -----------------
                                                               |    D60000     |
                                                               -----------------

    These drawings and specifications are the property of THOMSON MULTI MEDIA and shall not be reproduced or copied, or used as the basis for the manufacture or sale of apparatus or devices without permission.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                  Attachment `B'

                            Material Approval Process

























--------------------------------------------------------------------------------
 REVISION NO.                                                  |  DOCUMENT ID: |
      5                            QRSM                        |               |
PAGE NO. 9 OF                                                  |   15065980    |
     10                                                        -----------------

THOMSON MULTI MEDIA                                               FAMILY CODE
                                                               -----------------
                                                               |    D60000     |
                                                               -----------------

    These drawings and specifications are the property of THOMSON MULTI MEDIA and shall not be reproduced or copied, or used as the basis for the manufacture or sale of apparatus or devices without permission.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



















--------------------------------------------------------------------------------
 REVISION NO.                                                  |  DOCUMENT ID: |
      5                            QRSM                        |               |
PAGE NO. 10 OF                                                 |   15065980    |
     10                                                        -----------------

                                   SCHEDULE 4

                               SUPPLIER TRADEMARKS

                                   Schedule 4


Nuwave's trademark shall appear substantially as follows:

                                   SCHEDULE 5


                           ELECTRONIC DATA INTERCHANGE


Not applicable





                                       17